UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 2, 2009 (January 30, 2009)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110, Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Novacea, Inc.

400 Oyster Point Boulevard, Suite 200

South San Francisco, California 94080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 30, 2009, Novacea, Inc. (“Novacea”) completed its business combination with Transcept Pharmaceuticals, Inc. (“TPI”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization among Novacea, Pivot Acquisition, Inc., a wholly owned subsidiary of Novacea, and TPI, dated as of August 29, 2008 (the “Agreement”), as amended on December 23, 2008 by the Amendment to Agreement and Plan of Merger and Reorganization (the “Amendment,” along with the Agreement, collectively, the “Merger Agreement”), pursuant to which TPI became a wholly owned subsidiary of Novacea (the “Merger”). Also on January 30, 2009, in connection with the Merger, Novacea effected a 1-for-5 reverse stock split of its common stock, the name of Novacea was changed to “Transcept Pharmaceuticals, Inc.”, and the name of TPI became Pivot Acquisition, Inc. Following the closing of the Merger, the business conducted by Transcept became primarily the business conducted by TPI immediately prior to the Merger. The Merger, reverse stock split and the name change of Novacea were approved by the stockholders of Novacea at a special meeting of Novacea stockholders held on January 27, 2009. In the following discussion, “Transcept” refers to the public company, formerly known as Novacea and now known as Transcept Pharmaceuticals, Inc., and “TPI” refers to the subsidiary of Transcept resulting from the Merger, formerly known as Transcept Pharmaceuticals, Inc. and now known as Pivot Acquisition, Inc.

Under the terms of the Merger Agreement, Novacea issued shares of common stock to the TPI stockholders at the rate of 0.14134 shares of common stock, on a post 1-for-5 reverse split basis, for each share of TPI common stock outstanding. Transcept also assumed all of the stock options and stock warrants of TPI outstanding as of January 30, 2009, with each share of common stock of TPI underlying such options and warrants being converted to 0.14134 shares of Transcept common stock. After consummation of the Merger the former TPI stockholders, option holders and warrant holders owned approximately 61.24% of the Transcept common stock on a fully-diluted basis and the stockholders, option holders and warrant holders of Novacea prior to the Merger owned, as of the closing, approximately 38.76% of the Transcept common stock on a fully-diluted basis. Following the completion of the Merger and the reverse stock split, Transcept now has approximately 13.1 million shares of common stock outstanding.

The issuance of the shares of Transcept common stock to the former stockholders of TPI was registered with the Securities and Exchange Commission on a Registration Statement on Form S-4 (Reg. No. 333-153844). Please see the information set forth in the section of the Registration Statement entitled “Interests of Novacea Directors and Executive Officers in the Merger” and “Interests of Transcept Directors and Executive Officers in the Merger” for a description of the relationships, other than in respect of the Merger, between and among Novacea, TPI and their respective officers and directors.

Novacea securities listed on the NASDAQ Global Market, trading under the ticker symbol “NOVC,” were suspended for trading as of the close of business on Friday, January 30, 2009 and trading of Transcept securities on the NASDAQ Global Market under the ticker symbol “TSPT” commenced on Monday, February 2, 2009.

The Agreement and the Amendment are filed herewith as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 2.01 by reference.

Item 2.02.	Results of Operations and Financial Condition.

On February 2, 2009, Transcept issued a press release regarding the completion on January 30, 2009 of the merger between TPI and Novacea and the TPI estimated financial results for the year ended December 31, 2008. The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The disclosures set forth under Items 2.01 and 2.02 above are hereby incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item have not been filed on this initial Current Report on Form 8-K, but will be filed by amendment to this report in accordance with the requirements of Item 9.01(a)(4) of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item has not been filed on this initial Current Report on Form 8-K but will be filed by amendment to this report in accordance with the requirements of Item 9.01(b)(2) of Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

99.1	Press Release of Transcept Pharmaceuticals, Inc. dated as of February 2, 2009.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: February 2, 2009	By:	/s/ Thomas P. Soloway
Thomas P. Soloway
Senior Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

99.1	Press Release of Transcept Pharmaceuticals, Inc. dated as of February 2, 2009.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.